UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):
December 17, 2008 (December 11, 2008)
PEROT SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14773	75-2230700
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
2300 West Plano Parkway
Plano, Texas 75075
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code:
(972) 577-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On December 11, 2008, the Board of Directors of Perot Systems Corporation, a Delaware corporation (the “Company”), approved the form of Indemnity Agreement (“Indemnity Agreement”) to provide the directors and officers of the Company with a contractual indemnity right in addition to the indemnification rights included in the Company’s Bylaws. A copy of the Indemnity Agreement is filed herewith as Exhibit 10.27. The Company will enter into an Indemnity Agreement with each of its officers and directors.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On December 11, 2008, the Board of Directors of the Company elected Caroline Matthews to fill a newly created vacancy on the Board of Directors.
     Ms. Matthews has served as Vice President for Corporate Social Responsibility of WellPoint, Inc. and President of the WellPoint Foundation since September 2006. The WellPoint Foundation is a private, non-profit organization wholly funded by WellPoint, Inc., a health insurance company, to administer its social responsibility programs and charitable contributions. Since 1988, Ms. Matthews has held various management positions with WellPoint and its affiliates, including President of Blue Cross and Blue Shield of Georgia from December 2004 to September 2006, President of Anthem Blue Cross and Blue Shield’s West Region from August 2004 to December 2004 and Chief Operating Officer of Anthem Blue Cross and Blue Shield’s West Region from 2000 to August 2004. Ms. Matthews currently serves on the Board of Directors and as a member of the Audit Committee of Qwest Communications International, Inc.
     Although Ms. Matthews is not currently the member of any committees of the Board, the Board will consider committee assignments for Ms. Matthews in the future.
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     On December 11, 2008, the Fifth Amended and Restated Bylaws were adopted as the bylaws of the Company, effective as of that date. The principal changes included in the Fifth Amended and Restated Bylaws are strengthened indemnification provisions and enhanced advance notice provisions related to meetings of the Company’s stockholders. A copy of the Fifth Amended and Restated Bylaws is filed herewith as Exhibit 3.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
Exhibits.

Exhibit
Number	Description

3.2	Fifth Amended and Restated Bylaws.

10.27	Form of Indemnification Agreement adopted December 11, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
   Dated: December 17, 2008

PEROT SYSTEMS CORPORATION
By:	/s/ Rex C. Mills
Rex C. Mills
Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

3.2	Fifth Amended and Restated Bylaws.

10.27	Form of Indemnification Agreement adopted December 11, 2008.

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